Snowflake Reports Financial Results for the Third Quarter of Fiscal 2021

•Product revenue of $148.5 million, representing 115% year-over-year growth
•Remaining performance obligations of $927.9 million, representing 240% year-over-year growth
•3,554 total customers
•Net revenue retention rate of 162%
•65 customers with trailing 12-month product revenue greater than $1 million

SAN MATEO, Calif. - December 2, 2020 - Snowflake (NYSE: SNOW), provider of the Data Cloud, today announced financial results for its third quarter of fiscal 2021, ended October 31, 2020.

Total revenue for the quarter was $159.6 million, representing 119% year-over-year growth. Product revenue was $148.5 million, representing 115% year-over-year growth. Remaining performance obligations were $927.9 million, representing 240% year-over-year growth. Net revenue retention rate was 162% as of October 31, 2020. The company now has 3,554 total customers and 65 customers with trailing 12-month product revenue greater than $1 million. See the section titled “Key Business Metrics” for definitions of product revenue, remaining performance obligations, net revenue retention rate, total customers, and customers with trailing 12-month product revenue greater than $1 million.

“We are pleased with our performance this first quarter as a public company,” Snowflake CEO, Frank Slootman said. “The period was marked by continued strong revenue growth coupled with improving unit economics, cash flow, and operating efficiencies. Our vision of the Snowflake Data Cloud mobilizing the world’s data is clearly resonating across our customer base.”

Third Quarter Fiscal 2021 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the third quarter of fiscal 2021:

	Third Quarter Fiscal 2021 GAAP Results		Third Quarter Fiscal 2021 Non-GAAP Results(1)
	Amount (millions)	Year/Year Growth
Product revenue	$148.5	115%

	Amount (millions)	Margin	Amount (millions)	Margin
Product gross profit	$96.7	65%	$104.5	70%
Operating loss	($169.5)	(106%)	($48.1)	(30%)
Net cash used in operating activities	($19.8)
Free cash flow			($37.9)	(24%)
Adjusted free cash flow			($37.1)	(23%)

(1) We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
Note: Fiscal year ends January 31. Numbers are rounded for presentation purposes.

Financial Outlook:

Our guidance includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the fourth quarter of fiscal 2021:

	Fourth Quarter Fiscal 2021 GAAP Guidance		Fourth Quarter Fiscal 2021 Non-GAAP Guidance(1)
	Amount (millions)	Year/Year Growth
Product revenue	$162 - $167	97 - 103%

			Margin
Operating loss			(30%)
	Amount (millions)
Weighted-average shares used to compute diluted net loss per share attributable to common stockholders - basic and diluted	283

(1) We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.

The following table summarizes our guidance for the full-year fiscal 2021:

	Full-Year Fiscal 2021 GAAP Guidance		Full-Year Fiscal 2021 Non-GAAP Guidance(1)
	Amount (millions)	Year/Year Growth
Product revenue	$538 - $543	113 - 115%

			Margin
Product gross profit			68%
Operating loss			(40%)
Adjusted free cash flow			(18%)

	Amount (millions)
Weighted-average shares used to compute diluted net loss per share attributable to common stockholders - basic and diluted	255

(1) We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.

A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses that may be incurred in the future. Stock-based compensation expense-related charges, including employer payroll tax-related items on employee stock transactions, are impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to constant change. We have provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for our historical non-GAAP results included in this press release. Our fiscal year ends January 31, and numbers are rounded for presentation purposes.

Conference Call Details

We will host a conference call today, December 2, 2020, at 2 p.m. Pacific Time to discuss our financial results and outlook. Investors and participants can register for the call in advance by visiting http://www.directeventreg.com/registration/event/9355139. After registering, a confirmation will be sent via email, including dial-in details and unique conference call access codes required for call entry.

The call will also be webcast live on the Snowflake Investor Relations website.

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days on the Snowflake Investor Relations website.

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at https://investors.snowflake.com.

Statement Regarding Use of Non‑GAAP Financial Measures

We report the following non-GAAP financial measures, which have not been prepared in accordance with generally accepted accounting principles in the United States (GAAP) in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

▪Product gross profit and Operating income (loss). Our non-GAAP product gross profit and operating income (loss) measures exclude the effect of stock-based compensation expense-related charges, including employer payroll tax-related items on employee stock transactions, amortization of acquired intangibles, and acquisition and other related adjustments. We believe the presentation of operating results that exclude these non-cash or non-recurring items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

▪Free cash flow and Adjusted free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities reduced by purchases of property and equipment and capitalized internal-use software development costs. Adjusted free cash flow is defined as free cash flow plus cash paid on employer payroll tax-related items on employee stock transactions. Free cash flow margin and adjusted free cash flow margin are calculated as free cash flow or adjusted free cash flow as a percentage of revenue. We believe these measures provide useful supplemental information to investors because they are indicators of the strength and performance of our core business operations.

We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.

Key Business Metrics

•Product Revenue. Product revenue is a key metric for us because we recognize revenue based on platform consumption, which is inherently variable at our customers’ discretion, and not based on the amount and duration of contract terms. Product revenue includes compute, storage, and data transfer resources, which are consumed by customers on our platform as a single, integrated offering. Customers have the flexibility to consume more than their contracted capacity during the contract term and may have the ability to roll over unused capacity to future periods, generally on the purchase of additional capacity at renewal. Our consumption-based business model distinguishes us from subscription-based software companies that generally recognize revenue ratably over the contract term and may not permit rollover. Because customers have flexibility in the timing of their consumption, which can exceed their contracted capacity or extend beyond the original contract term in many cases, the amount of product revenue recognized in a given period is an important indicator of customer satisfaction and the value derived from our platform. Product revenue excludes our professional services and other revenue.

•Remaining Performance Obligations. Remaining performance obligations (RPO) represent the amount of contracted future revenue that has not yet been recognized, including both deferred revenue and non-cancelable contracted amounts that will be invoiced and recognized as revenue in future periods. RPO excludes performance obligations from on-demand arrangements and certain time and materials contracts that are billed in arrears. RPO is not necessarily indicative of future product revenue growth because it does not account for the timing of customers’ consumption or their consumption of more than their contracted capacity. Moreover, RPO is influenced by a number of factors, including the timing of renewals, the timing of purchases of additional capacity, average contract terms, seasonality, and the extent to which customers are permitted to roll over unused capacity to future periods, generally upon the purchase of additional capacity at renewal.

•Total Customers. We count the total number of customers at the end of each period. For purposes of determining our customer count, we treat each customer account that has a corresponding capacity contract as a unique customer, and a single organization with multiple divisions, segments, or subsidiaries may be counted as multiple customers. For purposes of determining our customer count, we do not include customers that consume our platform only under on-demand arrangements. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

•Net Revenue Retention Rate. To calculate net revenue retention rate, we first specify a measurement period consisting of the trailing two years from our current period end. Next, we define as our measurement cohort the population of customers under capacity contracts that used our platform at any point in the first month of the first year of the measurement period. We then calculate our net revenue retention rate as the quotient obtained by dividing our product revenue from this cohort in the second year of the measurement period by our product revenue from this cohort in the first year of the measurement period. Any customer in the cohort that did not use our platform in the second year remains in the calculation and contributes zero product revenue in the second year. Our net revenue retention rate is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity. Since we will continue to attribute the historical product revenue to the consolidated contract, consolidation of capacity contracts within a customer’s organization typically will not impact our net revenue retention rate unless one of those customers was not a customer at any point in the first month of the first year of the measurement period.

•Customers with Trailing 12-Month Product Revenue Greater than $1 Million. To calculate the number of customers with trailing 12-month product revenue greater than $1 million, we count the number of customers under capacity arrangements that contributed more than $1 million in product revenue in the trailing 12 months. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

Use of Forward‑Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding our performance, including but not limited to statements in the section titled “Financial Outlook.” The forward-looking statements contained in this release and the accompanying oral presentation are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to, those related to our business and financial performance, the effects of COVID-19 or other public health crises on our business, results of operations, and financial condition, our ability to attract and retain customers, our ability to develop new products and services and enhance existing products and services, our ability to respond rapidly to emerging technology trends, our ability to execute on our business strategy, including our strategy related to the Data Cloud, our ability to increase and predict customer consumption of our platform, our ability to compete effectively, and our ability to manage growth.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in our Form 10-Q that will be filed for the third quarter ended October 31, 2020 and other filings and reports we make with the Securities and Exchange Commission from time to time, including our final prospectus dated September 15, 2020 and filed with the SEC pursuant to Rule 424(b)(4) on September 16, 2020.

Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. Forward-looking statements speak only as of the date the statements are made and are based on information available to us at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Except as required by law, we undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About Snowflake
Snowflake delivers the Data Cloud — a global network where thousands of organizations mobilize data with near-unlimited scale, concurrency, and performance. Inside the Data Cloud, organizations unite their siloed data, easily discover and securely share governed data, and execute diverse analytic workloads. Wherever data or users live, Snowflake delivers a single and seamless experience across multiple public clouds. Snowflake’s platform is the engine that powers and provides access to the Data Cloud, creating a solution for data warehousing, data lakes, data engineering, data science, data application development, and data sharing. Join Snowflake customers, partners, and data providers already taking their businesses to new frontiers in the Data Cloud at Snowflake.com.

Investor Contact
Jimmy Sexton
IR@snowflake.com

Press Contact
Eszter Szikora
Press@snowflake.com

Source: Snowflake Inc.

Snowflake Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2020	2019	2020	2019

Revenue	$159,624	$73,012	$401,584	$177,056
Cost of revenue	66,681	29,489	159,684	82,035
Gross profit	92,943	43,523	241,900	95,021
Operating expenses:
Sales and marketing	134,727	75,668	325,267	213,133
Research and development	74,138	27,669	143,949	75,451
General and administrative	53,532	30,318	116,224	79,413
Total operating expenses	262,397	133,655	585,440	367,997
Operating loss	(169,454)	(90,132)	(343,540)	(272,976)
Interest income	1,517	2,491	5,654	9,252
Other expense, net	(519)	(40)	(1,561)	(819)
Loss before income taxes	(168,456)	(87,681)	(339,447)	(264,543)
Provision for income taxes	433	376	720	738
Net loss	$(168,889)	$(88,057)	$(340,167)	$(265,281)
Net loss per share attributable to common stockholders - basic and diluted	$(1.01)	$(1.92)	$(3.63)	$(6.15)
Weighted-average shares used to compute net loss per share attributable to common stockholders - basic and diluted	166,868,200	45,911,449	93,763,599	43,113,683

Snowflake Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	October 31, 2020	January 31, 2020
Assets
Current assets:
Cash and cash equivalents	$3,939,925	$127,206
Short-term investments	814,123	306,844
Accounts receivable, net	168,982	179,459
Deferred commissions, current	28,063	26,358
Prepaid expenses and other current assets	35,678	25,327
Total current assets	4,986,771	665,194
Long-term investments	347,403	23,532
Property and equipment, net	53,650	27,136
Operating lease right-of-use assets	189,255	195,976
Goodwill	8,449	7,049
Intangible assets, net	14,820	4,795
Deferred commissions, non-current	73,839	69,516
Other assets	38,702	19,522
Total assets	$5,712,889	$1,012,720
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable	$5,061	$8,488
Accrued expenses and other current liabilities	85,038	62,817
Operating lease liabilities, current	19,333	18,092
Deferred revenue, current	438,227	327,058
Total current liabilities	547,659	416,455
Operating lease liabilities, non-current	186,718	193,175
Deferred revenue, non-current	3,477	2,907
Other liabilities	7,220	8,466
Redeemable convertible preferred stock	—	936,474
Stockholders’ equity (deficit)	4,967,815	(544,757)
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)	$5,712,889	$1,012,720

Snowflake Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2020	2019	2020	2019
Cash flow from operating activities:
Net loss	$(168,889)	$(88,057)	$(340,167)	$(265,281)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,849	893	6,611	2,257
Non-cash operating lease costs	8,503	7,778	24,840	19,734
Amortization of deferred commissions	7,167	4,516	21,233	11,408
Stock-based compensation, net of amounts capitalized	119,141	22,958	157,790	57,425
Net amortization (accretion) of premiums (discounts) on investments	891	(906)	1,117	(5,149)
Other	24	329	4,073	1,276
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	(17,908)	6,479	9,221	(38,193)
Deferred commissions	(12,995)	(15,724)	(27,261)	(35,004)
Prepaid expenses and other assets	(28,028)	(3,571)	(29,480)	(8,856)
Accounts payable	(963)	6,566	(3,806)	10,566
Accrued expenses and other liabilities	11,484	4,891	22,477	14,368
Operating lease liabilities	(6,014)	(8,618)	(23,418)	(6,052)
Deferred revenue	64,984	38,716	111,739	107,735
Net cash used in operating activities	(19,754)	(23,750)	(65,031)	(133,766)
Cash flow from investing activities:
Purchases of property and equipment	(17,270)	(3,157)	(24,018)	(14,504)
Capitalized internal-use software development costs	(844)	(1,319)	(4,014)	(2,940)
Cash paid for acquisitions, net of cash acquired	—	—	(6,035)	(6,314)
Purchases of intangible assets	—	—	(6,184)	—
Purchases of investments	(622,385)	(196,834)	(1,235,020)	(517,479)
Sales of investments	25,195	3,396	28,705	3,396
Maturities and redemptions of investments	181,669	217,108	371,528	691,986
Net cash (used in) provided by investing activities	(433,635)	19,194	(875,038)	154,145
Cash flow from financing activities:
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs	—	11,402	478,573	24,121
Proceeds from initial public offering and private placements, net of underwriting discounts and other offering costs (net of reimbursement received from the underwriters)	4,244,620	—	4,242,284	—
Proceeds from early exercised stock options	—	5,378	159	5,942
Proceeds from exercise of stock options	10,364	18,203	31,100	21,139
Proceeds from repayment of a nonrecourse promissory note	—	—	2,090	—
Repurchases of early exercised stock options and restricted common stock	—	(63)	(30)	(391)
Payments of deferred purchase consideration for acquisitions	(564)	—	(1,164)	—
Net cash provided by financing activities	4,254,420	34,920	4,753,012	50,811
Net increase in cash, cash equivalents and restricted cash	3,801,031	30,364	3,812,943	71,190
Cash, cash equivalents and restricted cash at beginning of period	153,888	163,396	141,976	122,570
Cash, cash equivalents and restricted cash at end of period	$3,954,919	$193,760	$3,954,919	$193,760

Snowflake Inc.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31, 2020
	GAAP amounts	GAAP amounts as a % of Revenue	Stock-based compensation expense-related charges	Amortization of acquired intangibles	Acquisition and other related adjustments	Non-GAAP amounts	Non-GAAP amounts as a % of Revenue
Revenue
Product revenue	$148,473	93%
Professional service and other revenue	11,151	7%
Revenue	159,624	100%
Year over Year % Growth	119%

Cost of Revenue:
Cost of product revenue	51,816	32%	$(7,325)	$(567)	$—	$43,924	28%
Cost of professional service and other revenue	14,865	10%	(6,203)	—	—	8,662	5%
Total cost of revenue	66,681	42%	(13,528)	(567)	—	52,586	33%

Gross profit (loss):
Product gross profit	96,657		7,325	567	—	104,549
Professional services and other gross profit (loss)	(3,714)		6,203	—	—	2,489
Total gross profit	92,943	58%	13,528	567	—	107,038	67%
Product gross margin	65%		5%	—%	—%	70%
Professional services and other gross margin	(33%)		55%	—%	—%	22%
Total gross margin	58%		8%	—%	—%	67%

Operating expenses:
Sales and marketing	134,727	84%	(40,337)	—	—	94,390	59%
Research and development	74,138	46%	(39,406)	—	—	34,732	22%
General and administrative	53,532	34%	(27,197)	(309)	—	26,026	16%
Total operating expenses	262,397	164%	(106,940)	(309)	—	155,148	97%
Operating loss	$(169,454)	(106%)	$120,468	$876	$—	$(48,110)	(30%)
Operating margin	(106%)		76%	—%	—%	(30%)

	Three Months Ended October 31, 2019
	GAAP amounts	GAAP amounts as a % of Revenue	Stock-based compensation expense-related charges	Amortization of acquired intangibles	Acquisition and other related adjustments	Non-GAAP amounts	Non-GAAP amounts as a % of Revenue
Revenue
Product revenue	$69,213	95%
Professional service and other revenue	3,799	5%
Revenue	73,012	100%
Year over Year % Growth	155%

Cost of Revenue:
Cost of product revenue	24,646	34%	$(384)	$(282)	$—	$23,980	33%
Cost of professional service and other revenue	4,843	6%	(449)	—	—	4,394	6%
Total cost of revenue	29,489	40%	(833)	(282)	—	28,374	39%

Gross profit (loss):
Product gross profit	44,567		384	282	—	45,233
Professional services and other gross loss	(1,044)		449	—	—	(595)
Total gross profit	43,523	60%	833	282	—	44,638	61%
Product gross margin	64%		1%	—%	—%	65%
Professional services and other gross margin	(27%)		12%	—%	—%	(15%)
Total gross margin	60%		1%	—%	—%	61%

Operating expenses:
Sales and marketing	75,668	104%	(4,813)	(16)	—	70,839	98%
Research and development	27,669	38%	(4,417)	—	—	23,252	32%
General and administrative	30,318	42%	(12,919)	—	—	17,399	24%
Total operating expenses	133,655	184%	(22,149)	(16)	—	111,490	154%
Operating loss	$(90,132)	(124%)	$22,982	$298	$—	$(66,852)	(93%)
Operating margin	(124%)		31%	—%	—%	(93%)

	Nine Months Ended October 31, 2020
	GAAP amounts	GAAP amounts as a % of Revenue	Stock-based compensation expense-related charges	Amortization of acquired intangibles	Acquisition and other related adjustments	Non-GAAP amounts	Non-GAAP amounts as a % of Revenue
Revenue
Product revenue	$375,506	94%
Professional service and other revenue	26,078	6%
Revenue	401,584	100%
Year over Year % Growth	127%

Cost of Revenue:
Cost of product revenue	130,065	32%	$(8,553)	$(1,130)	$—	$120,382	30%
Cost of professional service and other revenue	29,619	8%	(7,402)	—	—	22,217	6%
Total cost of revenue	159,684	40%	(15,955)	(1,130)	—	142,599	36%

Gross profit (loss):
Product gross profit	245,441		8,553	1,130	—	255,124
Professional services and other gross profit (loss)	(3,541)		7,402	—	—	3,861
Total gross profit	241,900	60%	15,955	1,130	—	258,985	64%
Product gross margin	65%		3%	—%	—%	68%
Professional services and other gross margin	(14%)		29%	—%	—%	15%
Total gross margin	60%		4%	—%	—%	64%

Operating expenses:
Sales and marketing	325,267	81%	(52,099)	(12)	—	273,156	68%
Research and development	143,949	36%	(50,514)	—	—	93,435	23%
General and administrative	116,224	29%	(43,934)	(717)	(252)	71,321	18%
Total operating expenses	585,440	146%	(146,547)	(729)	(252)	437,912	109%
Operating loss	$(343,540)	(86%)	$162,502	$1,859	$252	$(178,927)	(45%)
Operating margin	(86%)		41%	—%	—%	(45%)

	Nine Months Ended October 31, 2019
	GAAP amounts	GAAP amounts as a % of Revenue	Stock-based compensation expense-related charges	Amortization of acquired intangibles	Acquisition and other related adjustments	Non-GAAP amounts	Non-GAAP amounts as a % of Revenue
Revenue
Product revenue	$169,797	96%
Professional service and other revenue	7,259	4%
Revenue	177,056	100%
Year over Year % Growth	N/A

Cost of Revenue:
Cost of product revenue	67,845	38%	$(1,447)	$(568)	$—	$65,830	37%
Cost of professional service and other revenue	14,190	8%	(1,236)	—	—	12,954	7%
Total cost of revenue	82,035	46%	(2,683)	(568)	—	78,784	44%

Gross profit (loss):
Product gross profit	101,952		1,447	568	—	103,967
Professional services and other gross loss	(6,931)		1,236	—	—	(5,695)
Total gross profit	95,021	54%	2,683	568	—	98,272	56%
Product gross margin	60%		1%	—%	—%	61%
Professional services and other gross margin	(95%)		17%	—%	—%	(78%)
Total gross margin	54%		2%	—%	—%	56%

Operating expenses:
Sales and marketing	213,133	120%	(15,498)	(42)	—	197,593	113%
Research and development	75,451	43%	(10,857)	—	—	64,594	36%
General and administrative	79,413	45%	(28,499)	—	(328)	50,586	29%
Total operating expenses	367,997	208%	(54,854)	(42)	(328)	312,773	178%
Operating loss	$(272,976)	(154%)	$57,537	$610	$328	$(214,501)	(122%)
Operating margin	(154%)		32%	—%	—%	(122%)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2020	2019	2020	2019

Revenue	$159,624	$73,012	$401,584	$177,056

GAAP net cash used in operating activities	$(19,754)	$(23,750)	$(65,031)	$(133,766)
Less: purchases of property and equipment	(17,270)	(3,157)	(24,018)	(14,504)
Less: capitalized internal-use software development costs	(844)	(1,319)	(4,014)	(2,940)
Non-GAAP free cash flow	(37,868)	(28,226)	(93,063)	(151,210)
Add: cash paid for employer payroll tax-related items on employee stock transactions	812	24	4,196	112
Non-GAAP adjusted free cash flow	$(37,056)	$(28,202)	$(88,867)	$(151,098)
Non-GAAP free cash flow margin	(24%)	(39%)	(23%)	(85%)
Non-GAAP adjusted free cash flow margin	(23%)	(39%)	(22%)	(85%)